CERTIFICATIONS

      I, Todd M. Pitcher, Interim Chief Financial Officer and Principal Accounting Officer of Superclick, Inc. certify that:

1.    I have reviewed this Quarterly report on Form 10-QSB of Superclick, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants of, and for, the periods presented in this quarterly report;

4. Superclick's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f)) for the Superclick and have;

      a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Superclick, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c) evaluated the effectiveness of Superclick's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      d) disclosed in this report any change in Superclick's internal control over financial reporting that occurred during Superclick's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Superclick's internal control over financial reporting; and

5. Superclick's other certifying officers and I have disclosed, based on our most recent evaluation, to Superclick's auditors and Superclick's board of directors:

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are likely to adversely affect Superclick's ability to record, process, summarize and report financial information; and

      d) any fraud, whether or not material, that involves management or other employees who have a significant role in Superclick's internal controls.

Date: September 13, 2005

                                          /s/  Todd M. Pitcher
                                         ------------------------------------
                                              Todd M. Pitcher
                                              Interim Chief Financial Officer
                                              And Principle Accounting Officer